Investor Presentation August 2023 NASDAQ: CLSK All Rights Reserved. Copyright 2023 CleanSpark

NASDAQ: CLSK All Rights Reserved. CleanSpark cautions you that statements in this presentation that are not a description of historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on CleanSpark’s current beliefs and expectations. The inclusion of forward-looking statements should not be regarded as a representation by CleanSpark that any of our plans will be achieved. Actual results may differ from those set forth in this presentation due to the risk and uncertainties inherent in our business, including, without limitation: known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: the success of its bitcoin mining activities; the volatility of bitcoin value and energy prices; disruptions in the crypto asset markets; market perception of the Company’s business and the crypto asset markets generally; the timely completion of mining facilities or expansions thereof; recognizing the full benefits of immersion cooling; increasing difficulty rates for bitcoin mining; future hashrate growth; bitcoin halving; new or additional governmental regulation; the anticipated delivery dates of new miners; the ability to successfully deploy new miners; the dependency on utility rate structures and government incentive programs; dependency on third-party power providers for expansion efforts and power rates; the risk that future revenue growth may not be realized; and other risks described in the Company's prior press releases and in its filings with the Securities and Exchange Commission (SEC), including under the heading "Risk Factors" in the Company's Annual Report on Form 10-K and any subsequent filings with the SEC. The forward-looking statements in this presentation are based upon information available to us as of the date it is given, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and we undertake no obligation to revise or update this presentation to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This presentation also contains aspirational statements regarding our efforts to source renewable and clean energy.  Our sustainable energy strategy includes the use of renewable energy certificates as well as other strategies and efforts we may employ from time to time to mitigate or change our energy mix.  Our sustainable energy strategy is at least in part dependent on the ability of certain third parties with which we contract to supply renewable and clean energy, and we do not control or independently review or audit their efforts or data.  Copyright 2023 CleanSpark   | Disclaimer 1

$115.9M Revenue FYTD Industry-leading operational track record $92.4M Cash balance1 Exceptionally strong balance sheet1  150,000 87,936 Miners at full deployment Miners deployed  Transformational  infrastructure NASDAQ: CLSK All Rights Reserved. CleanSpark is America's Bitcoin Miner™  2 Copyright 2023 CleanSpark | 16 EH/s 9 EH/s After full deployment Deployed hashrate 5 Owned & operated data centers 55% MRQ bitcoin mining gross margin 5,600 FYTD Bitcoin Mined2 1. As of August 9, 2023. 2. As of July 31, 2023. 1,194 Bitcoin Held1 $17.8m Long-term debt outstanding1

NASDAQ: CLSK All Rights Reserved. With a Proven Track Record of Strategic Growth 3 Copyright 2023 CleanSpark | From June 30, 2022, to June 30, 2023. From July 31, 2022, to July 31, 2023 MRQ wholesale low. MRQ all-in power rate at wholly-owned and operated facilities is 4.1 cents. Includes coupons. XPs purchased direct from Bitmain on April 11 and June 1, 2023. Proven Track Record of Growth Market-driven Strategies 47% YoY Revenue Growth1 210% YoY Hashrate Growth2 Power rates as low as3 1.5¢ Called the bottom of the market for XPs4 $21/TH

*EH/s = Exahash per second 6 EH/S December 2022  5 EH/S & ACQUIRES NEW SANDERSVILLE, GA, FACILITY FROM MAWSON, INC October 2022  3 EH/S August 2022 ACQUIRES FACILITY IN WASHINGTON, GA, FROM WAHA TECHNOLOGIES August 2022 ACQUIRED NEW 20 MW IMMERSION-COOLED FACILITY December 2021 1 EH/S September 2021 1,000TH  BITCOIN MINED October 2021 2 EH/S January 2022 PURCHASED 20,000 S19J PRO+ MINERS February 2023  RELEASED ESG AND CORPORATE RESPONSIBILITY REPORT  March 2023 PURCHASED 45,000 ANTMINER S19 XP MINERS April 2023  2020 2023 2021 2022 FIRST BITCOIN MINED December 2020 ACQUIRES FIRST BTC MINING FACILITY IN COLLEGE PARK, GEORGIA December 2020 Price per Bitcoin 4 NASDAQ: CLSK All Rights Reserved. 9 EH/S July 2023 Copyright 2023 CleanSpark | 210% Increase in Hashrate1  4 EH/S September 2022 PURCHASED 10,000 S19J PRO MINERS September 2022 ACQUIRED NEW DALTON, GA, FACILITY FROM MAKERSTAR June 2023 PURCHASED 12,500 ANTMINER S19 XP MINERS  June 2023 8 EH/S July 2023 A Track Record of Never Letting a Bear Market Go to Waste 1. From July 2022 to July 2023.

Price Per Bitcoin A Track Record of Pragmatically Growing our Bitcoin Balance Bitcoin is a strategic part of our capital strategy. We are bullish on bitcoin and believe it plays an important role in our growth plans. 5 NASDAQ: CLSK All Rights Reserved. Copyright 2023 CleanSpark | Bitcoins in Treasury

A **Track Record** of Being a **Top Bitcoin Producer**



18
16
14
12
10
8
6
4
2
0
Hashrate (EH/s)
2000
1800
1600
1400
1200
1000
800
600
400
200
0
Quarterly Bitcoin Mined
660฿
889฿
964฿
1,227฿
1,530฿
1,871฿
1,624฿
1.69
2.3
2.84
4.08
6.2
6.6
6.7
9
16
Q1 FY2022
Q2 FY2022
Q3 FY2022
Q4 FY2022
Q1 FY2023
Q2 FY2023
Q3 FY2023
JULY 2023
Q1 FY2024
Forecasted Hashrate
Hashrate
Total Bitcoin Mined

PROJECTED END OF CALENDAR YEAR 2023	**~150,000** Operational Miners	**16** EH/s

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Bitcoin is a **Superior Form of Money**

	Durable	Divisible	Fungible	Portable	Verifiable	Scarce	Track Record
Gold	✔	✘	✔	✘	✘	✔	✔
Bitcoin	✔	✔	✔	✔	✔	✔	✘
Fiat Currency	✘	✔	✘	✔	✘	✘	✘
	While all are physically durable, fiat currency over history has not maintained purchasing power durability.	Physical gold is only divisible into small pieces; Bitcoin is divisible to eight decimals.	Gold and bitcoin are fungible, but fiat currency is not fungible with other fiat (US Dollar is not fungible with the Canadian Dollar).	Gold has a high value-to-weight ratio, but it is still heavy and cumbersome to transport compared to the others.	Both gold and fiat currency have been counterfeited; Gold can be verified but only through cumbersome assay.	Gold is scarce, bitcoin is scarce and finite; The only constraint on fiat currency is willingness of government or central bank.	Gold has the longest track record of money and maintaining purchasing power; Bitcoin's history is the shortest; Fiat currency has a poor track record.

Source: *Bitcoin First,* Fidelity Digital Assets, 2022

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8 Copyright 2023 CleanSpark | NASDAQ: CLSK All Rights Reserved. Best Operators in the Industry Leading efficiency Proprietary infrastructure Extraordinary people Energy expertise Massive scale

Leaders in Efficiency

Efficiency of Fleet: We mine more bitcoin while using less power

- Current fleet efficiency: 29 J/TH[1]
- Expected fleet efficiency at 16 EH/s: 25 J/TH[2]

Efficiency of Operations: We run our own facilities

- Highest hashrate realization in the industry at scale[3]
- Maximum flexibility and industry-leading margins

Efficiency of Capital: Faster ROI for shareholders

- Build, buy rigs, and deploy as quickly as possible
- Identify market trends to acquire latest-gen ASICs at industry-setting prices

We are one of the most efficient operators in the industry



1. July 31, 2023.
2. Based on expected upgrades and optimization.
3. *TheMinerMag,* August 2023

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10 NASDAQ: CLSK All Rights Reserved. As of July 31, 2023 of real estate and infrastructure adjacent to energy resources, putting us in control of our destiny.  3.2 million sq. ft. We own “Owning our infrastructure makes us more efficient, predictable, and reliable. This strategy has made us one of the top operators in the industry.” Copyright 2023 CleanSpark | Zach Bradford, CEO 82% 18% Predictability Efficiency Reliability Building Proprietary Infrastructure

Best Mining Technicians: We have a team of experts who deeply understand Bitcoin technology with extensive knowledge of mining equipment, safety protocols, and the latest technological advancements in the field.  Best Repair Teams: They are the heartbeat of our mining operations. Our team is dedicated to optimizing, refurbishing, and maximizing the efficiency of our rigs. We've saved hundreds of thousands of dollars with in-house repairs. Best Site Leaders: Our site leaders have an unwavering commitment to staying ahead of the curve. They leverage cutting-edge technologies and adapt strategies to ensure we're always at the forefront of the mining landscape. Best Corporate Support:  It's not just about technology – it's about people. Our leaders foster a culture of collaboration, empowerment, and continuous learning.  They inspire and motivate our teams to reach new heights, turning challenges into opportunities and obstacles into steppingstones. Best Management Teams:  Our management team aren't just experts – they're visionaries. With years of hands-on experience and a deep understanding of the intricacies of Bitcoin mining, they're the driving force behind our operation's efficiency, innovation, and profitability. 11 NASDAQ: CLSK All Rights Reserved. Copyright 2023 CleanSpark | Best-in-Class Teams

12 NASDAQ: CLSK All Rights Reserved. “By running at max operating power when electricity costs are lowest, and optimizing when electricity costs are higher, we have been able to achieve some of the best margins and highest realized hashrates in the industry.” Copyright 2023 CleanSpark | Gary A. Vecchiarelli, CFO  Our Energy Expertise Drives Sophisticated Power Management $0.024 $0.011 $0.003 $0.003 $0.041 Total Cost of Power

Positioned to Accumulate Rapid Gains as We Scale

Quarterly Gross Margin at 16 EH/s (in Millions)

Bitcoin Price

Global Hashrate (EH/s)	$20,000	$25,000	$30,000	$35,000	$40,000	$45,000	$50,000	CLSK Share of Global Hashrate
300 EH/s	$50m	$71m	$92m	$113m	$134m	$155m	$177m	5.3%
325 EH/s	$43m	$63m	$82m	$102m	$121m	$141m	$160m	4.9%
350 EH/s	$37m	$56m	$74m	$92m	$110m	$128m	$146m	4.6%
375 EH/s	$33m	$50m	$66m	$83m	$100m	$117m	$134m	4.3%
400 EH/s	$28m	$44m	$60m	$76m	$92m	$108m	$124m	4.0%
425 EH/s	$25m	$40m	$55m	$69m	$84m	$99m	$114m	3.8%
450 EH/s	$21m	$35m	$50m	$64m	$78m	$92m	$106m	3.6%

Footnote: *Key assumptions: Miner up-time 98%; Average realized power cost: $.041; Pre-halving*

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14 NASDAQ: CLSK All Rights Reserved. Dalton, Georgia .7 EH/s Massena, New York 1.5 EH/s Copyright 2023 CleanSpark | Bitcoin Mining Data Centers *Hashrate as of August 2, 2023. College Park, Georgia 1.3 EH/s Sandersville, Georgia 2.2 EH/s Washington, Georgia 2.8 EH/s Norcross, Georgia .5 EH/s

Georgia: (Actually) the Best State to Mine Bitcoin

Legend

- CleanSpark Bitcoin Mining Facility
- Nuclear Power Plant
- University of Georgia
- Georgia Institute of Technology
- Emory University
- Morehouse College
- Spelman College
- Dalton State College
- Morris Brown College



Why We Love Georgia:

Best State for Business

9 years in a row – **Area Development, 2022**

Competitive Fiscal and Tax Structure

Ranked 8 for corporate tax climate – **Tax Foundation, 2023**

Educated and Growing Workforce

McKinsey Global Institute Analysis, 2022

Temperate Climate

National Weather Service, 2023

Abundant, Affordable Energy

North American Electric Reliability Council, 2023

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Community Impact

- $145+ million in capital commitments over five years in Gwinnett county
- $2.5+ million in local sales tax across Georgia (FYTD)
- Supporting renewable generation with Georgia's Flex REC program
- Chamber Memberships: Georgia, Washington-Wilkes, Washington, Las Vegas, Henderson
- Community Days at our facilities
- Support through volunteering, and tens of thousands of dollars in donations and sponsorships for community events and initiatives
- Full scholarships for five Gwinnett Tech computer science students
- Walking trail and benches for College Park nature area


HELP
OF SOUTHERN NEVADA
SHANNON WEST
HOMELESS
YOUTH CENTER

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*As of August 2, 2023 Hashrate No. of Machines MW Uptime Square Footage Utility Provider 1.3 EH/s 12,049 38 99.62% 261,360 MEAG/Georgia Power .5 EH/s 4,287 17.7 99.41% 317,988 Georgia Power 2.8 EH/s 25,792 82 96.51% 1,176,120 MEAG 2.2 EH/s 23,520 72 96.64% 1,437,480 MEAG .7 EH/s 5,620 20 90.22% 87,120 Dalton Utilities  1.5 EH/s 16,668 50 94.01% N/A NYISO 9 87,936 279.7 96.19% 3,280,068 Sandersville Co-locations Dalton Washington Norcross College Park Facility 17 NASDAQ: CLSK All Rights Reserved. Total Copyright 2023 CleanSpark | Our Facilities*

NASDAQ: CLSK All Rights Reserved. Efficiency Operational Leader Infrastructure First Profitable Operations Regional Expertise (Georgia) Clean Balance Sheet, Low Leverage As of July 31, 2023 29 J/TH As of June 30, 2023 $18m $653m Total Debt Total Assets As of July 31, 2023 82% 18% Investment Highlights For Quarter Ended June 30, 2023 Adjusted EBITDA $13.3M 109% 100% 99% 97% 95% 94% 87% 72% 72% 70% 62% 60% 57% 56% BTDR WULF IREN HIVE CLSK BITF BTBF ARBK MARA CIFR NB2.DE HUT8 MIGI RIOT 18 Copyright 2023 CleanSpark | Hashrate Realization as of June 2023  Source: The Miner Mag

Appendix 19 NASDAQ: CLSK All Rights Reserved. Copyright 2023 CleanSpark |

20 NASDAQ: CLSK All Rights Reserved. Word Definition CY                                     Abbreviation for calendar year; refers to the timeframe of January 1, 2023, through December 31, 2023. EBITDA Abbreviation for earnings before interest, taxes, depreciation, and amortization; is a widely-used, non-GAAP measure of a company’s financial health.  EH/s Abbreviation for exahashes per second; a measurement of hashrate. An exahash is equivalent to 1 quintillion hashes per second. FY Abbreviation for fiscal year; refers to the budget year used for accounting purposes (October 1, 2022, through September 30, 2023). Hashrate Realization Expressed as a percentage of a company’s stated hashrate and calculated based on how much bitcoin a company is expected to produce.  HODL Hold on for dear life; slang description for the strategy of not selling Bitcoin despite market volatility. J/TH Abbreviation for Joules per terahash; used to describe a bitcoin mining fleet's efficiency using its energy-to-hashrate ratio. KWh Abbreviation for kilowatt-hour; a measurement based on the amount of energy it takes to run a 1,000-watt appliance for 1 hour. MW Abbreviation for megawatt; an energy measurement equivalent to 1 million watts. MRQ Abbreviation for most recent quarter; refers to the fiscal quarter that most recently ended.  Uptime Percentage of time a miner is operational is often used interchangeably with hashrate realization.  Copyright 2023 CleanSpark | Glossary

Natasha Betancourt Chief of Staff Taylor Monnig VP, Mining Technology Isaac Holyoak Chief Communications Officer Gary A. Vecchiarelli Chief Financial Officer Zach Bradford CEO & President S. Matthew Schultz Executive Chairman Rachel Silverstein SVP, Compliance & General Counsel Scott Garrison VP, Business Development Joni McMillan VP, Organizational Development 21 NASDAQ: CLSK All Rights Reserved. Copyright 2023 CleanSpark | Leaders of Teams and Industries

Other resources Link to: What is Bitcoin video Link to: ESG report Link to: Community impact Link to: Locations pages What is Bitcoin? ESG & Corporate Responsibility Report 2023 Facility Locations 22 NASDAQ: CLSK All Rights Reserved. Copyright 2023 CleanSpark | Other Resources

23 NASDAQ: CLSK All Rights Reserved. Bitcoin Gold NASDAQ 100 S&P 500 2014 -58% -2% 19% 14% 2015 35% -11% 10% 1% 2016 125% 8% 7% 12% 2017 1331% 13% 33% 22% 2018 -73% -2% 0% -4% 2019 95% 18% 39% 3% 2020 301% 25% 49% 18% 2021 66% -4% 27% 29% 2022 -66% -1% -33% -18% 2023 YTD 89% 7% 43% 17% 2014-23 Annualized 45% 5% 17% 9% Copyright 2023 CleanSpark | Bitcoin & Traditional Assets ROI Source: Creative Planning

Income Statement YTD23 ($ in thousands, except per value and share amounts)

		Q1-23 December 31, 2022		Q2-23 March 31, 2023		Q3-23 June 30, 2023		YTD-23 June 30, 2023
Revenue, Net								
Bitcoin mining revenue, net	$	27,746	$	42,488	$	45,427	$	115,661
Other services revenue		73		58		96		227
Total revenue, net	**$**	**27,819**	**$**	**42,546**	$	**45,523**	$	**115,888**
Costs and Expenses								
Cost of revenues (exclusive of depreciation and amortization shown below)		20,416		22,082		20,681		63,179
Professional fees		2,831		3,750		2,225		8,806
Payroll expenses		9,802		9,750		10,405		29,957
General and administrative expenses		3,724		4,329		5,064		13,117
Loss on disposal of assets		-		3		-		3
Other impairment expense (related to bitcoin)		83		194		740		1,017
Realized (gain) on sale of digital currency		517		(1,422)		143		(762)
Depreciation and amortization		19,329		21,346		21,850		62,525
Total costs and expenses	**$**	**56,702**	**$**	**60,032**		**61,108**	$	**177,842**
(Loss) Income from operations		(28,883)		(17,486)		(15,585)		(61,954)
Other income		-		11		-		11
Change in fair value of contingent consideration		485		-		2,000		2,485
Realized gain on sale of equity security		-		-		-		-
Unrealized loss on equity security		-		-		-		-
Unrealized (gain) on derivative security		(1,271)		56		105		(1,110)
Interest income		70		52		52		174
Interest expense		(889)		(799)		(689)		(2,377)
Total other (expense) income		**(1,605)**		**(680)**		**1,468**		**(817)**

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Income Statement YTD23 (cont'd) ($ in thousands, except per value and share amounts)

	Q1-23 December 31, 2022	Q2-23 March 31, 2023	Q3-23 June 30, 2023	YTD-23 June 30, 2023
Income (loss) before income tax (expense) or benefit	(30,488)	(18,166)	(14,117)	(62,771)
Income tax expense	-	-	-	-
Loss from continuing operations	$ (30,488)	$ (18,116)	$ (14,177)	$ (62,771)
Discontinued operations				
Loss from discontinued operations	$ 1,457	$ (294)	$ (102)	$ 1,061
Net (loss) income	$ (29,031)	$ (18,460)	$ (14,219)	$ (61,710)
Other comprehensive income	29	29	28	86
Total comprehensive income (loss) attributable to common shareholders	$ (29,002)	$ (18,431)	$ (14,191)	$ (61,624)
Loss from continuing operations per common share - basic	$ (0.46)	$ (0.23)	$ (0.12)	$ (0.72)
Weighted average common shares outstanding - basic	66,395,174	80,469,471	114,844,402	87,248,719
Loss from continuing operations per common share - diluted	(0.46)	(0.23)	(0.12)	(0.72)
Weighted average common shares outstanding - diluted	66,395,174	80,469,471	114,844,402	87,638,134
Non-GAAP adjusted EBITDA calculation:				
Net loss	$ (29,031)	$ (18,460)	$ (14,219)	$ (61,710)
Gain on discontinued operations	(1,457)	294	102	(1,061)
Depreciation and amortization	19,329	21,346	21,850	62,525
Share-based compensation expense	5,878	5,743	5,947	17,568
Change in fair value of contingent consideration	(485)	-	(2,000)	(2,485)
Unrealized loss of derivative security	1,271	(56)	(105)	1,110
Interest income	(70)	(52)	(52)	(174)
Interest expense	889	799	689	2,377
Loss on disposal of assets	-	3	-	3
Litigation related expenses	1,163	3,056	1,036	5,255
Professional fees related to financing & business development transactions	542	48	85	675
Non-GAAP adjusted EBITDA	**$ (1,971)**	**$ 12,721**	**$ 13,333**	**$ 24,083**

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Income Statement FYE22 ($ in thousands, except per value and share amounts)

	Q1-22 December 31, 2021		Q2-22 March 31, 2022		Q3-22 June 30, 2022		Q4-22 September 30, 2022		FYE-22 September 30, 2022
Revenue, Net									
Bitcoin Mining Revenue, Net	$	36,975	$	36,965	$	30,942	$	26,118	$	131,000
Other Services Revenue		150		233		87		55		525
Total Revenue, Net	**$**	**37,125**	**$**	**37,198**	**$**	**31,029**	**$**	**26,173**	**$**	**131,525**
Costs and Expenses										
Cost of revenues (exclusive of depreciation and amortization shown below)		5,636		8,684		10,288		16,626		41,234
Professional fees		3,102		1,059		1,428		880		6,469
Payroll expenses		7,328		8,806		8,076		16,710		40,920
General and administrative expenses		1,816		2,773		2,119		3,716		10,424
(Gain) Loss on disposal of assets		278		(921)		-		-		(643)
Other impairment expense (related to bitcoin)		6,222		812		4,418		758		12,210
Impairment expense - other		-		-		-		250		250
Impairment expense - goodwill		-		-		-		12,048		12,048
Realized gain (loss) on sale of bitcoin		(9,995)		2,734		5,235		(541)		(2,567)
Depreciation and amortization		7,427		10,452		14,781		16,385		49,045
Total costs and expenses	**$**	**21,814**	**$**	**34,399**	**$**	**46,345**	**$**	**66,832**	**$**	**169,390**
Income (loss) from operations		15,311		2,799		(15,316)		(40,659)		(37,865)
Other income		-		308		-		-		308
Change in fair value of contingent consideration		55		291		-		(40)		306
Realized gain on sale of equity security		1		-		-		-		1
Unrealized loss on equity security		(2)		-		-		-		(2)
Unrealized gain (loss) on derivative security		299		(1,410)		(1,033)		194		(1,950)
Interest income		33		52		52		54		191
Interest expense		(53)		(8)		(314)		(703)		(1,078)
Total other income (expense)	$	**333**	$	**(767)**	$	**(1,295)**	$	**(495)**	$	**(2,224)**

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Income Statement FYE22 (cont'd) ($ in thousands, except per value and share amounts)

	Q1-22 December 31, 2021	Q2-22 March 31, 2022	Q3-22 June 30, 2022	Q4-22 September 30, 2022	FYE-22 September 30, 2022
Income (loss) before income tax (expense) or benefit	$ 15,644	$ 2,032	$ (16,611)	$ (41,154)	$ (40,089)
Income tax (expense) or benefit	-	-	-	-	-
Income (loss) from continuing operations	15,644	2,032	(16,611)	(41,153)	(40,089)
Loss from discontinued operations	(1,158)	(2,203)	(12,729)	(1,147)	(17,237)
Net income (loss)	**14,486**	**(171)**	**(29,340)**	**(42,301)**	**(57,326)**
Other comprehensive income	18	28	29	41	116
Preferred stock dividends	(315)	(20)	-	-	(335)
Total comprehensive income (loss) attributable to common shareholders	**$ 14,189**	**$ (163)**	**$ (29,311)**	**$ (42,261)**	**$ (57,546)**
Income (loss) per common share - basic	$ 0.38	$ (0.05)	$ (0.40)	$ (0.97)	$ (0.95)
Weighted average common shares outstanding - basic	40,279,938	41,336,342	41,277,090	42,614,197	42,614,197
Income (loss) per common share - diluted	0.38	(0.05)	(0.40)	(0.97)	(0.95)
Weighted average common shares outstanding - diluted	40,485,761	41,395,075	41,277,090	42,614,197	42,614,197
Non-GAAP adjusted EBITDA calculation:					
Net income (loss)	$ 14,486	$ (171)	$ (29,340)	$ (42,301)	$ (57,326)
Loss on discontinued operations	1,158	2,203	12,729	1,147	17,237
Impairment expense - other	-	-	-	250	250
Impairment expense - goodwill	-	-	-	12,048	12,048
Depreciation and amortization	7,427	10,452	14,781	16,385	49,045
Share-based compensation expense	5,749	6,554	5,213	13,949	31,465
Other income	-	-	-	-	-
Change in fair value of contingent consideration	(55)	(291)	-	41	(305)
Realized gain on sale of equity security	(1)	-	-	-	(1)
Unrealized loss of equity security	2	-	-	-	2
Unrealized (gain)/loss of derivative security	(299)	1,410	1,033	(194)	1,950
Interest income	(33)	(52)	(52)	(54)	(191)
Interest expense	53	8	314	703	1,078
(Gain)/loss on disposal of assets	278	(921)	-	-	(643)
Legal fees related to litigation	136	116	143	126	521
Professional fees related to financing & business development transactions	-	41	189	597	827
Severance expenses	-	289	102	14	405
Non-GAAP adjusted EBITDA	$ 28,901	$ 19,638	$ 5,112	$ 2,711	$ 56,362

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Copyright 2023 CleanSpark
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June 30, 2023 September 30, 2022 Assets Current assets Cash and cash equivalents $ 21,833 $ 20,463 Accounts receivable, net 100 27 Inventory 1,037 216 Prepaid expense and other current assets 8,343 7,931 Bitcoin 13,925 11,147 Derivative investment asset 1,846 2,956 Investment in debt security, AFS, at fair value 696 610 Current assets held for sale  4,919 7,426 Total current assets $ 52,699 $ 50,776 Property and equipment, net $ 482,428 $ 376,781 Operating lease right of use asset 731 551 Intangible assets, net 5,116 6,485 Deposits on mining equipment 98,594 12,497 Other long-term asset 4,640 3,990 Goodwill 8,043 - Long-term assets held for sale  522 1,545 Total assets $ 652,803 $ 452,625 28 NASDAQ: CLSK All Rights Reserved. Copyright 2023 CleanSpark | Balance Sheet ($ in thousands, except per value and share amounts)

June 30, 2023 September 30, 2022 Liabilities and stockholders' equity Current liabilities Accounts payable and accrued liabilities $ 29,634 $ 24,662 Operating lease liability 194 113 Finance lease liability 168 260 Current portion of long-term loans payable 7,076 7,786 Dividends payable - 21 Current liabilities held for sale 348 1,199 Total current liabilities $ 37,420 $ 34,041 Long-term liabilities Operating lease liability, net of current portion 558 447 Finance lease liability, net of current portion 23 180 Loans payable, net of current portion  10,772 13,433 Long-term liabilities held for sale 382 512 Total liabilities $ 49,155 $ 48,613 Stockholders' equity Common stock 132 56 Preferred stock 2 2 Additional paid-in capital 861,082 599,898 Accumulated other comprehensive income 196 110 Accumulated deficit (257,764) (196,054) Total stockholders' equity 603,648 404,012 Total liabilities and stockholders’ equity $ 652,803 $ 452,625 29 NASDAQ: CLSK All Rights Reserved. Copyright 2023 CleanSpark | Balance Sheet (cont’d) ($ in thousands, except per value and share amounts)

Facility: **College Park**


2500 KVA



1.3
Hashrate (EH/s)

12,049
No. of Machines

38
Megawatts

99.62%
Uptime

261,360
Square Footage

MEAG / Georgia Power
Utility Provider

CleanSpark's first ever bitcoin mining facility is in College Park, Georgia. It sits on six acres near the Hartsfield-Jackson Atlanta International Airport and features at its heart 48 new generation air-cooled pods enclosed by a Department of Transportation sound wall. Machines are also housed in 20 Ant boxes, an annex building and within the original data center.

CleanSpark founder and CEO Zach Bradford originally visited the operation to consult on an energy project but quickly recognized the opportunity to lead one of the most important energy projects of our generation: bitcoin mining.

ESTABLISHED DECEMBER 2020

OWNED & OPERATED

AIR-COOLED SYSTEM

NASDAQ: **CLSK**
All Rights Reserved.
Copyright 2023 CleanSpark
| 30

Facility: **Norcross**









.5
Hashrate (EH/s)

4,287
No. of Machines

17.7
Megawatts

99.41%
Uptime

317,988
Square Footage

Georgia Power
Utility Provider

An 87,000-square-foot data center in Norcross was purchased and transformed into CleanSpark's second Bitcoin mining facility. Situated on over seven acres, the immersion-cooled site participates in Georgia's Flex REC program and is 100% net carbon-neutral.

There are two large rooms that house 20 MW of single-phase immersion — about 4,300 machines. Liquid immersion cooling, where the bitcoin mining machines are fully immersed in a specialized oil, has proven to significantly improve efficiency by reducing power consumption and extending the life of the machines — thereby maximizing financial gains.

ESTABLISHED AUGUST 2021

OWNED & OPERATED

IMMERSION-COOLED SYSTEM

NASDAQ: **CLSK**

All Rights Reserved.

Copyright 2023 CleanSpark | 31

Facility: **Washington**









2.8
Hashrate (EH/s)

25,792
No. of Machines

82
Megawatts

96.51%
Uptime

1,176,120
Square Footage

MEAG
Utility Provider

Nestled between Augusta and Athens, the historic town of Washington is home to CleanSpark's third bitcoin mining facility. It was purchased during the summer 2022 bear market from another bitcoin miner as an already-operational site. Bitcoin mining machines operate in multiple air-cooled buildings. A completed 50MW expansion created four more buildings filled with an additional 14,000 latest-gen miners. It draws power predominantly from low-carbon sources, such as nuclear energy.

Since its acquisition, CleanSpark has contributed hundreds of thousands in taxes to the city and supported numerous local businesses through sponsorships and charities. It is a perfect place to mine bitcoin, and we are thrilled to partner with the community.

ESTABLISHED AUGUST 2022

OWNED & OPERATED

AIR-COOLED SYSTEM

NASDAQ: **CLSK**
All Rights Reserved.
Copyright 2023 CleanSpark
| 32

Facility: **Sandersville**









2.2
Hashrate (EH/s)

23,520
No. of Machines

72
Megawatts

96.64%
Uptime

1,437,480
Square Footage

MEAG
Utility Provider

CleanSpark's fourth bitcoin mining site (and second to be purchased during the summer 2022 bear market) is the largest facility in our portfolio. The turnkey operation in Sandersville was acquired from another bitcoin miner with room to almost triple its capacity.

The site is undergoing a massive 150 MW expansion with expected completion later this year. It will feature cathedral-style buildings, some the length of over three football fields. Each building will house thousands of high-performance bitcoin mining machines and, once completed, will add about 7 EH/s to CleanSpark's hashrate.

ESTABLISHED OCTOBER 2022

OWNED & OPERATED

AIR-COOLED SYSTEM

NASDAQ: **CLSK**

All Rights Reserved.

Copyright 2023 CleanSpark

| 33

34 NASDAQ: CLSK All Rights Reserved. Copyright 2023 CleanSpark | Facility: Dalton Dalton marks CleanSpark's fifth campus in Georgia. We collaboratee closely with the local utility, which is owned and operated by the City of Dalton. This campus is unique, being made of two separate sites a few miles from each other.  ESTABLISHED JUNE 2023 OWNED & OPERATED AIR-COOLED SYSTEM .7 Hashrate (EH/s) 90.22% Uptime 5,620 No. of Machines 87,120 Square Footage 20 Megawatts Dalton Utilities  Utility Provider

35 NASDAQ: CLSK All Rights Reserved. Copyright 2023 CleanSpark | Facility: Co-locations Most of CleanSpark’s hashrate comes from the bitcoin mining locations that we own and operate. However, we also co-locate some of our machines at Coinmint in Massena, New York. The facility runs on hydroelectric power—a prime example of bitcoin mining with clean energy. 1.5 Hashrate (EH/s) 94.01% Uptime 16,668 No. of Machines 50 Megawatts PARTNERED JULY 2021 CO-LOCATED AIR-COOLED SYSTEM

Adjusted EBITDA is not a measurement of financial performance under generally accepted accounting principles in the United States (“GAAP”). Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company's non-cash operating expenses, CleanSpark management believes that providing a non-GAAP financial measure that excludes non-cash and non-recurring expenses allows for meaningful comparisons between the Company's core business operating results and those of other companies, as well as providing the Company with an important tool for financial and operational decision making and for evaluating its own core business operating results over different periods of time. The Company's Adjusted EBITDA measure may not provide information that is directly comparable to that provided by other companies in its industry, as other companies in its industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. The Company's Adjusted EBITDA is not a measurement of financial performance under GAAP and should not be considered as an alternative to operating income or as an indication of operating performance or any other measure of performance derived in accordance with GAAP. Our management does not consider Adjusted EBITDA to be a substitute for, or superior to, the information provided by GAAP financial results. We are providing supplemental financial measures for non-GAAP adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) that excludes the impact of interest, taxes, depreciation, amortization, our share-based compensation expense, and impairment of assets, unrealized gains/losses on securities, certain financing costs, other non-cash items, certain non-recurring expenses, and impacts related to discontinued operations. These supplemental financial measures are not measurements of financial performance under GAAP and, as a result, these supplemental financial measures may not be comparable to similarly titled measures of other companies. Management uses these non-GAAP financial measures internally to help understand, manage, and evaluate our business performance and to help make operating decisions. We believe that these non-GAAP financial measures are also useful to investors and analysts in comparing our performance across reporting periods on a consistent basis. Adjusted EBITDA excludes (i) impacts of interest, taxes, and depreciation; (ii) significant non-cash expenses such as our share-based compensation expense, unrealized gains/losses on securities, certain financing costs, other non-cash items that we believe are not reflective of our general business performance, and for which the accounting requires management judgment, and the resulting expenses could vary significantly in comparison to other companies; (iii) significant impairment losses related to long-lived and digital assets, which include our bitcoin for which the accounting requires significant estimates and judgment, and the resulting expenses could vary significantly in comparison to other companies; and (iv) and impacts related to discontinued operations that would not be applicable to our future business activities. Non-GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP. For example, we expect that share-based compensation expense, which is excluded from Adjusted EBITDA, will continue to be a significant recurring expense over the coming years and is an important part of the compensation provided to certain employees, officers, and directors. We have also excluded impairment losses on assets, including impairments of our digital currency our non-GAAP financial measures, which may continue to occur in future periods as a result of our continued holdings of significant amounts of bitcoin. Our non-GAAP financial measures are not meant to be considered in isolation and should be read only in conjunction with our Consolidated Financial Statements, which have been prepared in accordance with GAAP. We rely primarily on such Consolidated Financial Statements to understand, manage, and evaluate our business performance and use the non-GAAP financial measures only supplementally. 36 NASDAQ: CLSK All Rights Reserved. Copyright 2023 CleanSpark | Non-GAAP Measures

NASDAQ: CLSK All Rights Reserved. Copyright 2023 CleanSpark